UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment Number 1 to
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2014

Q2 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36350 (Commission File Number)	20-2706637 (IRS Employer Identification No.)

13785 Research Blvd, Suite 150
Austin, Texas 78750
(512) 275-0072
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)
Not Applicable

(Former name or former address, if changed since last report)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment Number 1 on Form 8-K (the "Form 8-K/A") is being filed solely to correct a technical filing error made when the Registrant's Current Report on Form 8-K was filed with the Securities and Exchange Commission on May 8, 2014 (the "Original Filing"). The Submission Header of the Original Filing was tagged as an Item 2.02 filing. The Submission Header of the Original Filing should have been tagged as an Item 2.02 and Item 9.01 filing. This Form 8-K/A makes no changes to the Original Filing other than to correct the tagged Item Numbers in the Submission Header of the Original Filing.

Item 2.02. Results of Operations and Financial Condition.

On May 8, 2014, Q2 Holdings, Inc. (the “Company”) issued a press release regarding its financial results for the fiscal quarter ended March 31, 2014. A copy of the Company's press release is furnished herewith as Exhibit 99.1.

The information furnished in this Current Report under this Item 2.02 and the exhibit furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2 HOLDINGS, INC.

May 8, 2014	/s/ Jennifer N. Harris Jennifer N. Harris Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated May 8, 2014